EXHIBIT 99.1

StoneX Group Inc. Reports Fiscal 2025 Third Quarter Financial Results

Quarterly Net Operating Revenues of $488.3 million, up 4%
Quarterly Net Income of $63.4 million, Quarterly ROE of 13.1%, YTD ROE of 15.9%
Quarterly Diluted EPS of $1.22 per share

New York, NY – August 5, 2025 – StoneX Group Inc. (the “Company”; NASDAQ: SNEX), a global financial services network that connects companies, organizations, traders and investors to the global market ecosystem through a unique blend of digital platforms, end-to-end clearing and execution services, high touch service and deep expertise, today announced its financial results for the fiscal year 2025 third quarter ended June 30, 2025.
Sean O’Connor, the Company’s Executive Vice-Chairman of the Board, stated, “The diversity of our business model was on display in our third quarter results, as significant growth in our Institutional segment net operating revenues, most notably in equity markets, combined with a strong performance in our Self-Directed/Retail segment, more than offset declines in our Commercial businesses due to diminished commodity volatility and tariff related uncertainty. This resulted in modest growth in net income versus the prior year despite $8.9 million in acquisition-related charges in the current quarter, including $6.5 million in bridge loan financing charges and $2.4 million in professional fees, which combined equated to a reduction of approximately $0.12 in diluted EPS for the quarter.
We were excited to announce the closing of the acquisitions of R.J. O’Brien and The Benchmark Company, LLC on July 31, 2025. R.J. O’Brien, the oldest futures brokerage in the U.S., brings an attractive financial profile, having generated approximately $766 million in revenue and approximately $170 million in EBITDA during calendar 2024 and we believe positions us as a market leader in global derivatives. The Benchmark Company, LLC, enhances our capital markets offering, adding a full-service investment banking firm with a robust sales and trading platform, award-winning equity research, and a highly experienced investment banking team, while further expanding our client base.
We believe that the ability to offer our expansive range of products to this newly acquired client base, as well as offering these expanded capabilities to our existing clients, positions us well to continue to drive results for our shareholders in the future.”

StoneX Group Inc. Summary Financials
Condensed consolidated financial statements for the Company will be included in our Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission (the “SEC”). Upon filing, the Quarterly Report on Form 10-Q will also be made available on the Company’s website at www.stonex.com.

	Three Months Ended June 30,			Nine Months Ended June 30,
(Unaudited) (in millions, except share and per share amounts)	2025	2024	% Change	2025	2024	% Change
Revenues:
Sales of physical commodities	$33,839.9	$26,196.2	29%	$96,883.6	$66,339.0	46%
Principal gains, net	334.0	305.6	9%	943.4	881.2	7%
Commission and clearing fees	166.0	143.0	16%	479.6	408.9	17%
Consulting, management, and account fees	46.2	45.3	2%	138.3	124.0	12%
Interest income	442.7	379.6	17%	1,209.9	995.7	22%
Total revenues	34,828.8	27,069.7	29%	99,654.8	68,748.8	45%
Cost of sales of physical commodities	33,804.5	26,156.0	29%	96,730.2	66,232.7	46%
Operating revenues	1,024.3	913.7	12%	2,924.6	2,516.1	16%
Transaction-based clearing expenses	94.9	81.0	17%	273.2	233.8	17%
Introducing broker commissions	49.7	43.1	15%	139.5	124.2	12%
Interest expense	371.3	297.0	25%	994.1	792.2	25%
Interest expense on corporate funding	20.1	24.1	(17)%	50.1	53.5	(6)%
Net operating revenues	488.3	468.5	4%	1,467.7	1,312.4	12%
Compensation and other expenses:
Variable compensation and benefits	143.9	140.6	2%	423.9	386.2	10%
Fixed compensation and benefits	123.4	116.9	6%	363.0	323.8	12%
Trading systems and market information	21.3	20.1	6%	60.8	58.2	4%
Professional fees	23.9	20.0	20%	59.4	55.0	8%
Non-trading technology and support	21.1	18.7	13%	61.7	53.6	15%
Occupancy and equipment rental	14.3	13.5	6%	40.4	34.8	16%
Selling and marketing	13.0	12.8	2%	38.4	40.1	(4)%
Travel and business development	7.9	6.9	14%	23.4	21.1	11%
Communications	2.2	1.9	16%	6.4	6.4	—%
Depreciation and amortization	14.9	12.3	21%	46.2	35.8	29%
Bad debts (recoveries), net	0.4	0.5	(20)%	2.3	(0.2)	n/m
Other	15.1	18.1	(17)%	46.6	50.3	(7)%
Total compensation and other expenses	401.4	382.3	5%	1,172.5	1,065.1	10%
Other (loss) gains, net	(1.3)	1.8	n/m	4.4	8.7	(49)%
Income before tax	85.6	88.0	(3)%	299.6	256.0	17%
Income tax expense	22.2	26.1	(15)%	79.4	71.9	10%
Net income	$63.4	$61.9	2%	$220.2	$184.1	20%
Earnings per share:(1)
Basic	$1.29	$1.30	(1)%	$4.55	$3.89	17%
Diluted	$1.22	$1.25	(2)%	$4.32	$3.76	15%
Weighted-average number of common shares outstanding:(1)
Basic	47,115,819	45,964,905	3%	46,773,656	45,673,929	2%
Diluted	49,952,164	47,614,548	5%	49,302,730	47,231,055	4%

Return on equity (“ROE”)(2)	13.1%	15.7%		15.9%	16.4%
ROE on tangible book value(2)	13.8%	16.5%		16.7%	17.4%
n/m = not meaningful to present as a percentage

(1)	On March 21, 2025, the Company effected a three-for-two stock dividend to stockholders of record as of March 11, 2025. The stock split increased the number of shares of common stock outstanding. All share and per share amounts have been retroactively adjusted for the stock split.
(2)	The Company calculates ROE on stated book value based on net income divided by average stockholders’ equity. For the calculation of ROE on tangible book value, the amount of goodwill and intangibles, net is excluded from stockholders’ equity.

The following table presents our consolidated operating revenues by segment for the periods indicated.

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2025	2024	% Change	2025	2024	% Change
Segment operating revenues represented by:
Commercial	$225.8	$262.2	(14)%	$706.7	$661.1	7%
Institutional	626.0	508.9	23%	1,726.8	1,408.0	23%
Self-Directed/Retail	114.2	96.2	19%	331.7	290.7	14%
Payments	53.3	51.1	4%	161.7	161.0	—%
Corporate	15.7	8.3	89%	43.5	31.9	36%
Eliminations	(10.7)	(13.0)	(18)%	(45.8)	(36.6)	25%
Operating revenues	$1,024.3	$913.7	12%	$2,924.6	$2,516.1	16%
The following table presents our consolidated income by segment for the periods indicated.

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2025	2024	% Change	2025	2024	% Change
Segment income represented by:
Commercial	$80.2	$125.7	(36)%	$279.1	$298.5	(6)%
Institutional	87.4	62.2	41%	252.0	188.7	34%
Self-Directed/Retail	41.2	27.6	49%	120.1	89.5	34%
Payments	28.1	28.2	—%	86.7	87.8	(1)%
Total segment income	$236.9	$243.7	(3)%	$737.9	$664.5	11%
Reconciliation of segment income to income before tax:
Segment income	$236.9	$243.7	(3)%	$737.9	$664.5	11%
Net operating loss within Corporate (1)	(10.9)	(26.9)	(59)%	(40.6)	(55.3)	(27)%
Overhead costs and expenses	(140.4)	(128.8)	9%	(397.7)	(353.2)	13%
Income before tax	$85.6	$88.0	(3)%	$299.6	$256.0	17%

(1)	Includes interest expense on corporate funding.
Key Operating Metrics
The tables below present operating revenues disaggregated across the key products we provide to our clients and select operating data and metrics used by management in evaluating our performance, for the periods indicated.

	Three Months Ended June 30,			Nine Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
Operating Revenues (in millions):
Listed derivatives	$126.4	$130.5	(3)%	$366.6	$351.4	4%
Over-the-counter (“OTC”) derivatives	58.9	66.2	(11)%	155.8	163.7	(5)%
Securities	485.7	374.0	30%	1,314.2	1,030.9	27%
FX/Contracts for difference (“CFD”) contracts	87.4	76.5	14%	256.9	231.4	11%
Payments	52.3	50.0	5%	158.3	157.8	—%
Physical contracts	55.9	67.3	(17)%	221.1	164.6	34%
Interest/fees earned on client balances	102.9	115.9	(11)%	312.2	318.5	(2)%
Other	49.8	38.0	31%	141.8	102.5	38%
Corporate	15.7	8.3	89%	43.5	31.9	36%
Eliminations	(10.7)	(13.0)	(18)%	(45.8)	(36.6)	25%
	$1,024.3	$913.7	12%	$2,924.6	$2,516.1	16%
Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	56,759	52,736	8%	171,092	157,299	9%
Listed derivatives, average rate per contract (“RPC”)(1)	$2.13	$2.39	(11)%	$2.06	$2.13	(3)%
Average client equity - listed derivatives (millions)	$6,558	$5,957	10%	$6,606	$6,063	9%
OTC derivatives (contracts, 000’s)	1,018	959	6%	2,774	2,584	7%
OTC derivatives, average RPC	$58.06	$69.03	(16)%	$56.68	$63.53	(11)%
Securities average daily volume (“ADV”) (millions)	$9,219	$7,358	25%	$8,953	$7,013	28%
Securities rate per million (“RPM”) (2)	$276	$239	15%	$264	$256	3%
Average money market/FDIC sweep client balances (millions)	$1,208	$968	25%	$1,229	$1,025	20%
FX/CFD contracts ADV (millions)	$12,190	$10,861	12%	$11,805	$10,744	10%
FX/CFD contracts RPM	$111	$111	—%	$114	$113	1%
Payments ADV (millions)	$80	$69	16%	$81	$69	17%
Payments RPM	$10,614	$11,264	(6)%	$10,515	$12,053	(13)%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, as well as cash and voice brokerage revenues are excluded from the calculation of listed derivatives, average rate per contract.
(2)	Interest expense associated with our fixed income activities is deducted from operating revenues in the calculation of Securities RPM while interest income related to securities lending is excluded.

Interest expense

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2025	2024	% Change	2025	2024	% Change
Interest expense attributable to:
Trading activities:
Institutional dealer in fixed income securities	$295.5	$229.1	29%	$751.7	$599.2	25%
Securities borrowing	25.0	16.6	51%	68.4	45.2	51%
Client balances on deposit	34.8	31.7	10%	99.7	99.4	—%
Short-term financing facilities of subsidiaries and other direct interest of operating segments	16.0	19.6	(18)%	74.3	48.4	54%
	371.3	297.0	25%	994.1	792.2	25%
Corporate funding	20.1	24.1	(17)%	50.1	53.5	(6)%
Total interest expense	$391.4	$321.1	22%	$1,044.2	$845.7	23%
The increase in interest expense attributable to fixed income securities and securities borrowing was principally due to the growth in the size of the security repo and securities lending businesses.
During the three months ended June 30, 2025, interest expense attributable to corporate funding included $6.5 million of bridge loan financing fees related to the amendment of our revolving credit facility and the issuance of the Senior Secured Notes due 2032, which closed on July 8, 2025, both of which were done in conjunction with the acquisition of R.J. O’Brien, which closed on July 31, 2025.
During the three months ended June 30, 2024, interest expense attributable to corporate funding included incremental interest from our March 1, 2024 issuance of the Senior Secured Notes due 2031. While funds from the issuance of the Senior Secured Notes due 2031 were used to redeem the Senior Secured Notes due 2025, the redemption did not occur until June 17, 2024, in order to allow us to redeem those notes at par. At the redemption of the Senior Secured Notes due 2025, we also recognized a $3.7 million loss on the extinguishment of debt related to the write-off of unamortized original issue discount and deferred financing costs.
Net Operating Revenues
The table below presents a disaggregation of consolidated net operating revenues used by management in evaluating our performance, for the periods indicated:

	Three Months Ended June 30,			Nine Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
Net Operating Revenues (in millions):
Listed derivatives	$56.9	$65.3	(13)%	$167.1	$163.9	2%
OTC derivatives	58.8	66.2	(11)%	155.6	163.6	(5)%
Securities	125.5	86.2	46%	348.1	270.7	29%
FX/CFD contracts	77.4	67.6	14%	230.2	205.6	12%
Payments	49.1	47.5	3%	149.8	150.4	—%
Physical contracts	33.3	55.8	(40)%	159.0	134.6	18%
Interest, net / fees earned on client balances	73.9	86.4	(14)%	225.8	223.4	1%
Other	24.3	20.4	19%	72.7	55.5	31%
Corporate	(10.9)	(26.9)	(59)%	(40.6)	(55.3)	(27)%
	$488.3	$468.5	4%	$1,467.7	$1,312.4	12%

Variable vs. Fixed Expenses
The table below sets forth our variable expenses and non-variable expenses as a percentage of total non-interest expenses for the periods indicated.

	Three Months Ended June 30,				Nine Months Ended June 30,
(in millions)	2025	% of Total	2024	% of Total	2025	% of Total	2024	% of Total
Variable compensation and benefits	$143.9	26%	$140.6	28%	$423.9	27%	$386.2	27%
Transaction-based clearing expenses	94.9	18%	81.0	16%	273.2	17%	233.8	16%
Introducing broker commissions	49.7	9%	43.1	8%	139.5	9%	124.2	9%
Total variable expenses	288.5	53%	264.7	52%	836.6	53%	744.2	52%
Fixed compensation and benefits	123.4	23%	116.9	23%	363.0	23%	323.8	23%
Other fixed expenses	133.7	24%	124.3	25%	383.3	24%	355.3	25%
Bad debts (recoveries), net	0.4	—%	0.5	—%	2.3	—%	(0.2)	—%
Total non-variable expenses	257.5	47%	241.7	48%	748.6	47%	678.9	48%
Total non-interest expenses	$546.0	100%	$506.4	100%	$1,585.2	100%	$1,423.1	100%
Other (Loss) Gains, net
The results of the three months ended June 30, 2025 included a $2.3 million loss on the disposal of certain capitalized hardware expenditures, partially offset by a gain of $1.0 million resulting from proceeds received from a class action settlement.
Segment Results
Our business activities are managed through four operating segments, including Commercial, Institutional, Self-Directed/Retail and Payments.
The tables below present the financial performance, a disaggregation of operating revenues, select operating data and metrics, and a disaggregation of net operating revenue used by management in evaluating the performance of our segments, for the periods indicated. Additional information on the performance of our segments will be included in our Quarterly Report on Form 10-Q to be filed with the SEC.

Commercial

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2025	2024	% Change	2025	2024	% Change
Revenues:
Sales of physical commodities	$33,828.7	$26,186.1	29%	$96,817.9	$66,305.6	46%
Principal gains, net	96.0	113.7	(16)%	252.8	264.5	(4)%
Commission and clearing fees	55.1	52.3	5%	158.1	143.6	10%
Consulting, management and account fees	6.1	7.1	(14)%	19.2	20.0	(4)%
Interest income	42.9	51.1	(16)%	141.8	133.7	6%
Total revenues	34,028.8	26,410.3	29%	97,389.8	66,867.4	46%
Cost of sales of physical commodities	33,803.0	26,148.1	29%	96,683.1	66,206.3	46%
Operating revenues	225.8	262.2	(14)%	706.7	661.1	7%
Transaction-based clearing expenses	21.5	19.0	13%	58.2	51.7	13%
Introducing broker commissions	12.8	11.7	9%	37.2	33.0	13%
Interest expense	23.2	11.0	111%	60.5	28.3	114%
Net operating revenues	168.3	220.5	(24)%	550.8	548.1	—%
Variable compensation and benefits	44.0	51.8	(15)%	140.9	133.7	5%
Net contribution	124.3	168.7	(26)%	409.9	414.4	(1)%
Fixed compensation and benefits	19.9	19.5	2%	56.6	51.5	10%
Other fixed expenses	25.2	23.5	7%	74.3	71.3	4%
Bad debts (recoveries), net	—	—	—%	0.9	—	n/m
Non-variable direct expenses	45.1	43.0	5%	131.8	122.8	7%
Other gains	1.0	—	n/m	1.0	6.9	(86)%
Segment income	80.2	125.7	(36)%	279.1	298.5	(6)%
Allocation of overhead costs	9.8	8.9	10%	29.4	26.6	11%
Segment income, less allocation of overhead costs	$70.4	$116.8	(40)%	$249.7	$271.9	(8)%

	Three Months Ended June 30,			Nine Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
Operating Revenues (in millions):
Listed derivatives	$72.7	$78.6	(8)%	$210.4	$197.1	7%
OTC derivatives	58.9	66.2	(11)%	155.8	163.7	(5)%
Physical contracts	52.4	65.3	(20)%	213.9	159.8	34%
Interest/fees earned on client balances	35.4	45.2	(22)%	106.7	120.5	(11)%
Other	6.4	6.9	(7)%	19.9	20.0	(1)%
	$225.8	$262.2	(14)%	$706.7	$661.1	7%

Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	13,081	10,547	24%	35,124	29,704	18%
Listed derivatives, average RPC (1)	$5.33	$7.21	(26)%	$5.77	$6.39	(10)%
Average client equity - listed derivatives (millions)	$1,734	$1,751	(1)%	$1,732	$1,712	1%
OTC derivatives (contracts, 000’s)	1,018	959	6%	2,774	2,584	7%
OTC derivatives, average RPC	$58.06	$69.03	(16)%	$56.68	$63.53	(11)%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, as well as cash and voice brokerage revenues are excluded from the calculation of listed derivatives, average RPC.

	Three Months Ended June 30,			Nine Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
Net Operating Revenues (in millions):
Listed derivatives	$42.3	$51.9	(18)%	$126.2	$123.0	3%
OTC derivatives	58.8	66.2	(11)%	155.6	163.6	(5)%
Physical contracts	30.1	53.8	(44)%	152.5	130.1	17%
Interest/fees earned on client balances	30.7	42.1	(27)%	96.6	111.6	(13)%
Other	6.4	6.5	(2)%	19.9	19.8	1%
	$168.3	$220.5	(24)%	$550.8	$548.1	—%

Institutional

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2025	2024	% Change	2025	2024	% Change
Revenues:
Sales of physical commodities	$—	$—	—%	$—	$—	—%
Principal gains, net	115.6	89.2	30%	332.1	290.0	15%
Commission and clearing fees	97.2	77.6	25%	278.3	225.7	23%
Consulting, management and account fees	20.6	21.0	(2)%	61.4	56.0	10%
Interest income	392.6	321.1	22%	1,055.0	836.3	26%
Total revenues	626.0	508.9	23%	1,726.8	1,408.0	23%
Cost of sales of physical commodities	—	—	—%	—	—	—%
Operating revenues	626.0	508.9	23%	1,726.8	1,408.0	23%
Transaction-based clearing expenses	67.5	57.3	18%	197.6	166.2	19%
Introducing broker commissions	7.8	8.6	(9)%	23.1	24.3	(5)%
Interest expense	350.6	285.3	23%	941.0	761.4	24%
Net operating revenues	200.1	157.7	27%	565.1	456.1	24%
Variable compensation and benefits	63.7	52.9	20%	182.4	148.6	23%
Net contribution	136.4	104.8	30%	382.7	307.5	24%
Fixed compensation and benefits	21.6	19.6	10%	62.0	56.4	10%
Other fixed expenses	25.1	23.0	9%	67.8	64.2	6%
Bad debts (recoveries), net	—	—	—%	(0.1)	(1.8)	(94)%
Non-variable direct expenses	46.7	42.6	10%	129.7	118.8	9%
Other loss, net	(2.3)	—	n/m	(1.0)	—	n/m
Segment income	87.4	62.2	41%	$252.0	$188.7	34%
Allocation of overhead costs	14.9	13.1	14%	44.8	39.2	14%
Segment income, less allocation of overhead costs	$72.5	$49.1	48%	$207.2	$149.5	39%

	Three Months Ended June 30,			Nine Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
Operating Revenues (in millions):
Listed derivatives	$53.7	$51.9	3%	$156.2	$154.3	1%
Securities	456.1	348.6	31%	1,228.4	957.1	28%
FX contracts	7.8	9.1	(14)%	25.3	24.7	2%
Interest/fees earned on client balances	67.0	70.1	(4)%	203.7	196.0	4%
Other	41.4	29.2	42%	113.2	75.9	49%
	$626.0	$508.9	23%	$1,726.8	$1,408.0	23%

Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	43,678	42,188	4%	135,969	127,595	7%
Listed derivatives, average RPC (1)	$1.17	$1.18	(1)%	$1.10	$1.14	(4)%
Average client equity - listed derivatives (millions)	$4,825	$4,206	15%	$4,874	$4,352	12%
Securities ADV (millions)	$9,219	$7,358	25%	$8,953	$7,013	28%
Securities RPM (2)	$276	$239	15%	$264	$256	3%
Average money market/FDIC sweep client balances (millions)	$1,208	$968	25%	$1,229	$1,025	20%
FX contracts ADV (millions)	$2,913	$3,958	(26)%	$3,320	$3,997	(17)%
FX contracts RPM	$41	$40	3%	$39	$35	11%

(1)	Give-up fees, related to contract execution for clients of other FCMs, are excluded from the calculation of listed derivatives, average RPC.
(2)	Interest expense associated with our fixed income activities is deducted from operating revenues in the calculation of Securities RPM, while interest income related to securities lending is excluded.

	Three Months Ended June 30,			Nine Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
Net Operating Revenues (in millions):
Listed derivatives	$14.6	$13.4	9%	$40.9	$40.9	—%
Securities	119.8	80.9	48%	329.9	255.1	29%
FX contracts	7.2	7.8	(8)%	22.8	21.3	7%
Interest/fees earned on client balances	42.7	43.7	(2)%	127.4	109.8	16%
Other	15.8	11.9	33%	44.1	29.0	52%
	$200.1	$157.7	27%	$565.1	$456.1	24%

Self-Directed/Retail

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2025	2024	% Change	2025	2024	% Change
Revenues:
Sales of physical commodities	$11.2	$10.1	11%	$65.7	$33.4	97%
Principal gains, net	64.9	56.9	14%	194.6	174.3	12%
Commission and clearing fees	12.6	12.2	3%	39.8	37.1	7%
Consulting, management and account fees	18.6	14.9	25%	53.9	42.9	26%
Interest income	8.4	10.0	(16)%	24.8	29.4	(16)%
Total revenues	115.7	104.1	11%	378.8	317.1	19%
Cost of sales of physical commodities	1.5	7.9	(81)%	47.1	26.4	78%
Operating revenues	114.2	96.2	19%	331.7	290.7	14%
Transaction-based clearing expenses	3.6	3.2	13%	10.2	10.2	—%
Introducing broker commissions	27.9	22.0	27%	76.1	64.8	17%
Interest expense	2.1	2.5	(16)%	6.2	5.9	5%
Net operating revenues	80.6	68.5	18%	239.2	209.8	14%
Variable compensation and benefits	4.2	4.8	(13)%	11.8	13.6	(13)%
Net contribution	76.4	63.7	20%	227.4	196.2	16%
Fixed compensation and benefits	8.0	11.4	(30)%	26.3	33.0	(20)%
Other fixed expenses	26.8	26.0	3%	83.9	74.9	12%
Bad debts, net of recoveries	0.4	0.5	(20)%	1.5	0.6	150%
Non-variable direct expenses	35.2	37.9	(7)%	111.7	108.5	3%
Other gains	—	1.8	(100)%	4.4	1.8	144%
Segment income	41.2	27.6	49%	120.1	89.5	34%
Allocation of overhead costs	12.7	11.9	7%	38.0	35.4	7%
Segment income, less allocation of overhead costs	$28.5	$15.7	82%	$82.1	$54.1	52%

	Three Months Ended June 30,			Nine Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
Operating Revenues (in millions):
Securities	$29.6	$25.4	17%	$85.8	$73.8	16%
FX/CFD contracts	79.6	67.4	18%	231.6	206.7	12%
Physical contracts	3.5	2.0	75%	7.2	4.8	50%
Interest/fees earned on client balances	0.5	0.6	(17)%	1.8	2.0	(10)%
Other	1.0	0.8	25%	5.3	3.4	56%
	$114.2	$96.2	19%	$331.7	$290.7	14%

Volumes and Other Select Data:
FX/CFD contracts ADV (millions)	$9,277	$6,904	34%	$8,485	$6,746	26%
FX/CFD contracts RPM	$133	$152	(13)%	$143	$160	(11)%

	Three Months Ended June 30,			Nine Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
Net Operating Revenues (in millions):
Securities	$5.7	$5.3	8%	$18.2	$15.6	17%
FX/CFD contracts	70.2	59.8	17%	207.4	184.3	13%
Physical contracts	3.2	2.0	60%	6.5	4.5	44%
Interest/fees earned on client balances	0.5	0.6	(17)%	1.8	2.0	(10)%
Other	1.0	0.8	25%	5.3	3.4	56%
	$80.6	$68.5	18%	$239.2	$209.8	14%

Payments

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2025	2024	% Change	2025	2024	% Change
Revenues:
Sales of physical commodities	$—	$—	—%	$—	$—	—%
Principal gains, net	51.1	47.5	8%	153.2	151.5	1%
Commission and clearing fees	1.8	1.5	20%	5.2	4.4	18%
Consulting, management, account fees	0.1	1.7	(94)%	1.9	3.4	(44)%
Interest income	0.3	0.4	(25)%	1.4	1.7	(18)%
Total revenues	53.3	51.1	4%	161.7	161.0	—%
Cost of sales of physical commodities	—	—	—%	—	—	—%
Operating revenues	53.3	51.1	4%	161.7	161.0	—%
Transaction-based clearing expenses	1.9	1.6	19%	5.4	5.1	6%
Introducing broker commissions	1.2	0.8	50%	3.1	2.1	48%
Interest expense	—	—	—%	—	0.1	(100)%
Net operating revenues	50.2	48.7	3%	153.2	153.7	—%
Variable compensation and benefits	8.9	8.6	3%	26.8	28.7	(7)%
Net contribution	41.3	40.1	3%	126.4	125.0	1%
Fixed compensation and benefits	7.1	7.0	1%	21.1	21.6	(2)%
Other fixed expenses	6.1	4.9	24%	18.6	14.6	27%
Bad debts, net of recoveries	—	—	—%	—	1.0	(100)%
Total non-variable direct expenses	13.2	11.9	11%	39.7	37.2	7%
Segment income	28.1	28.2	—%	86.7	87.8	(1)%
Allocation of overhead costs	5.6	5.3	6%	16.9	15.6	8%
Segment income, less allocation of overhead costs	$22.5	$22.9	(2)%	$69.8	$72.2	(3)%

	Three Months Ended June 30,			Nine Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
Operating Revenues (in millions):
Payments	$52.3	$50.0	5%	$158.3	$157.8	—%
Other	1.0	1.1	(9)%	3.4	3.2	6%
	$53.3	$51.1	4%	$161.7	$161.0	—%

Volumes and Other Select Data:
Payments ADV (millions)	$80	$69	16%	$81	$69	17%
Payments RPM	$10,614	$11,264	(6)%	$10,515	$12,053	(13)%

	Three Months Ended June 30,			Nine Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change
Net Operating Revenues (in millions):
Payments	$49.1	$47.5	3%	$149.8	$150.4	—%
Other	1.1	1.2	(8)%	3.4	3.3	3%
	$50.2	$48.7	3%	$153.2	$153.7	—%

Overhead Costs and Expenses
We incur overhead costs and expenses, including certain shared services such as information technology, accounting and treasury, credit and risk, legal and compliance, and human resources and other activities. The following table provides information regarding overhead costs and expenses. The allocation of overhead costs to operating segments includes costs associated with compliance, technology, and credit and risk costs. The share of allocated costs is based on resources consumed by the relevant businesses. In addition, the allocation of human resources and occupancy costs is principally based on employee costs within the relevant businesses.

	Three Months Ended June 30,			Nine Months Ended June 30,
(in millions)	2025	2024	% Change	2025	2024	% Change
Compensation and benefits:
Variable compensation and benefits	$20.8	$21.1	(1)%	$56.9	$56.9	—%
Fixed compensation and benefits	57.8	52.5	10%	174.3	141.8	23%
	78.6	73.6	7%	231.2	198.7	16%
Other expenses:
Occupancy and equipment rental	12.7	13.1	(3)%	36.9	33.5	10%
Non-trading technology and support	17.0	14.3	19%	48.4	40.9	18%
Professional fees	11.2	8.1	38%	28.6	23.9	20%
Depreciation and amortization	7.1	6.1	16%	20.3	17.7	15%
Communications	1.5	1.3	15%	4.4	4.5	(2)%
Selling and marketing	1.9	0.4	375%	5.1	6.0	(15)%
Trading systems and market information	2.5	2.5	—%	5.9	5.7	4%
Travel and business development	2.7	2.5	8%	7.5	6.3	19%
Other	5.2	6.9	(25)%	9.4	16.0	(41)%
	61.8	55.2	12%	166.5	154.5	8%
Overhead costs and expenses	140.4	128.8	9%	397.7	353.2	13%
Allocation of overhead costs	(43.0)	(39.2)	10%	(129.1)	(116.8)	11%
Overhead costs and expense, net of allocation to operating segments	$97.4	$89.6	9%	$268.6	$236.4	14%

Balance Sheet Summary
The following table below provides a summary of asset, liability and stockholders’ equity information for the periods indicated.

(Unaudited) (in millions, except for share and per share amounts)	June 30, 2025	September 30, 2024
Summary asset information:
Cash and cash equivalents	$1,313.1	$1,269.0
Cash, securities and other assets segregated under federal and other regulations	$2,924.3	$2,841.2
Securities purchased under agreements to resell	$8,159.3	$5,201.5
Securities borrowed	$2,486.2	$1,662.3
Deposits with and receivables from broker-dealers, clearing organizations and counterparties, net	$7,880.6	$7,283.2
Receivables from clients, net and notes receivable, net	$961.7	$1,013.1
Financial instruments owned, at fair value	$8,973.9	$6,767.1
Physical commodities inventory, net	$705.4	$681.1
Property and equipment, net	$148.7	$143.1
Operating right of use assets	$161.4	$157.0
Goodwill and intangible assets, net	$88.9	$80.6
Other	$462.1	$367.1

Summary liability and stockholders’ equity information:
Accounts payable and other accrued liabilities	$607.5	$548.8
Operating lease liabilities	$207.7	$195.9
Payables to clients	$10,956.8	$10,345.9
Payables to broker-dealers, clearing organizations and counterparties	$503.0	$734.2
Payables to lenders under loans	$352.7	$338.8
Senior secured borrowings, net	$543.9	$543.1
Securities sold under agreements to repurchase	$13,375.4	$8,581.3
Securities loaned	$2,032.1	$1,615.9
Financial instruments sold, not yet purchased, at fair value	$3,707.7	$2,853.3
Stockholders’ equity	$1,978.8	$1,709.1

Common stock outstanding - shares	49,029,208	47,811,539
Net asset value per share	$40.36	$35.75

Conference Call & Web Cast
A conference call to discuss the Company’s financial results will be held tomorrow, Wednesday, August 6, 2025 at 9:00 a.m. Eastern time. The call may also include discussion of Company developments, and forward-looking and other material information about business and financial matters. A live webcast of the conference call as well as additional information to review during the call will be made available in PDF form on-line on the Company’s corporate web site at https://register-conf.media-server.com/register/BI844176c186b3462a83744b4b3946a567 approximately ten minutes prior to the start time. Participants may preregister for the conference call here.
For those who cannot access the live broadcast, a replay of the call will be available at https://www.stonex.com.
About StoneX Group Inc.
StoneX Group Inc., through its subsidiaries, operates a global financial services network that connects companies, organizations, traders and investors to the global market ecosystem through a unique blend of digital platforms, end-to-end clearing and execution services, high touch service and deep expertise. The Company strives to be the one trusted partner to its clients, providing its network, product and services to allow them to pursue trading opportunities, manage their market risks, make investments and improve their business performance. A Fortune-500 company headquartered in New York City and listed on the Nasdaq Global Select Market (NASDAQ:SNEX), StoneX Group Inc. and its more than 4,700 employees serve more than 54,000 commercial, institutional, and payments clients, and more than 400,000 retail accounts, from more than 80 offices spread across six continents. Further information on the Company is available at www.stonex.com.
Forward Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the Company’s financial condition, results of operations, business strategy, financial needs of the Company, the anticipated timing of the Company’s acquisition of R.J. O’Brien and the impact of the transaction. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to StoneX Group Inc., are intended to identify forward-looking statements.
These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond the control of the Company, including statements about the benefits of our acquisition of RJO, including expected synergies and future financial and operating results, the plans, objectives, expectations and intentions of StoneX after the acquisition, adverse changes in economic, political and market conditions, including losses from our market-making and trading activities arising from counterparty failures, global trade policies and tariffs, the loss of key personnel, the impact of increasing competition, the impact of changes in government regulation, uncertainty concerning fiscal or monetary policies established by central banks and financial regulators, the possibility of liabilities arising from violations of foreign, United States (“U.S.”) federal and U.S. state securities laws, the impact of changes in technology in the securities and commodities trading industries, and other risks discussed in our filings with the SEC, including Part I, Item 1A of our Annual Report on Form 10-K for the year ended September 30, 2024. Although we believe that our forward-looking statements are based upon reasonable assumptions regarding our business and future market conditions, there can be no assurances that our actual results will not differ materially from any results expressed or implied by our forward-looking statements.
These forward-looking statements speak only as of the date of this press release. StoneX Group Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
StoneX Group Inc.
Investor inquiries:
Kevin Murphy
(212) 403 - 7296
kevin.murphy@stonex.com
SNEX-G